Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 4/15/08


Blended Coupon 6.4532%


Excess Protection Level
3 Month Average   5.58%
June, 2000   5.40%
May, 2000   6.01%
April, 2000   5.32%


Cash Yield18.81%


Investor Charge Offs 4.56%


Base Rate 8.85%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$6,607,972,797.02